Exhibit 1


                            JOINT FILING AGREEMENT


     In accordance with Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of an a Schedule 13D relating to the common stock of Encore Medical Corporation, a Delaware corporation, and that any subsequent amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.


                            DATE:  July 10, 2006

                            GRAND SLAM ACQUISITION CORP.

                                       By: /s/ Chinh E. Chu
                                           -----------------------
                                           Name:  Chinh E. Chu
                                           Title:  President


                            GRAND SLAM HOLDINGS, LLC

                                       By: /s/ Chinh E. Chu
                                           -----------------------
                                           Name:  Chinh E. Chu
                                           Title:  President


                            BLACKSTONE CAPITAL PARTNERS V L.P.

                            By: Blackstone Management Associates V L.L.C., its General Partner

                                       By: /s/ Chinh E. Chu
                                           -------------------------
                                           Name:  Chinh E. Chu
                                           Title:  Authorized Person


                            BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V L.P.

                            By: Blackstone Management Associates V L.L.C., its General Partner


                                       By: /s/ Chinh E. Chu
                                           -------------------------
                                           Name:  Chinh E. Chu
                                           Title:  Authorized Person

                            BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V-A L.P.

                            By: Blackstone Management Associates V L.L.C., its General Partner


                                       By: /s/ Chinh E. Chu
                                           -------------------------
                                           Name:  Chinh E. Chu
                                           Title:  Authorized Person


                            BLACKSTONE PARTICIPATION PARTNERSHIP V L.P.

                            By: Blackstone Management Associates V L.L.C., its General Partner


                                       By: /s/ Chinh E. Chu
                                           -------------------------
                                           Name:  Chinh E. Chu
                                           Title:  Authorized Person


                            BLACKSTONE MANAGEMENT ASSOCIATES V L.L.C

                                       By: /s/ Chinh E. Chu
                                           -------------------------
                                           Name:  Chinh E. Chu
                                           Title:  Authorized Person


                            BMA V L.L.C.

                                       By: /s/ Chinh E. Chu
                                           -------------------------
                                           Name:  Chinh E. Chu
                                           Title:  Senior Managing Director


                            PETER G. PETERSON

                                       By: /s/ Peter G. Peterson
                                       -----------------------------

                            STEPHEN A. SCHWARZMAN

                                        By:/s/ Stephen A. Schwarzman
                                        ----------------------------





                                      3